CLIPPER FUNDSM

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 26, 2004

To Our Shareholders:

The Annual Meeting of Shareholders of Clipper FundSM will be held on Friday, March 26, 2004 at 10:00 a.m., at the Peninsula Beverly Hills, in the Verandah Room, at 9882 South Santa Monica Boulevard, Beverly Hills, California. The purpose of the Annual Meeting is to consider and vote upon the following matters, which are more fully described in the accompanying Proxy Statement, which is incorporated into this notice by reference:

1. Election of a Board of Directors; and

2. Such other business as may properly come before the meeting.

 The Board of Directors has fixed the close of business on January 31, 2004 as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof.

By Order of the Board of Directors

James Gipson Chairman & President

February 24, 2004

IMPORTANT
SHAREHOLDERS ARE REQUESTED TO DATE, FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

CLIPPER FUNDSM

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MARCH 26, 2004

      This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of Clipper FundSM (the "Fund") for use at the Annual Meeting of Shareholders of the Fund (the "Meeting"), to be held on Friday, March 26, 2004 at 10:00 a.m. at the Peninsula Beverly Hills, in the Verandah Room, at 9882 South Santa Monica Boulevard, Beverly Hills, California, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders of record at the close of business on January 31, 2004 will be entitled to receive notice of and to vote at the meeting. This proxy statement will be mailed to shareholders on or about February 24, 2004.

     Each share of capital stock is entitled to one vote, except that shareholders are entitled to cumulate votes for the election of directors. Thus, each shareholder entitled to vote for directors will be able to give one candidate that number of votes which is equal to four (the number of directors to be elected) multiplied by the number of shares that the shareholder holds, or be able to distribute that number of votes among two or more candidates in such a manner as the shareholder sees fit. Cumulative voting will be provided to all shareholders only if the shareholder is at the meeting and prior to the election of directors gives notice of the shareholder's intention to cumulate votes.

      The required quorum for the transaction of business at the Meeting is the presence in person or by proxy of a majority of the shares entitled to vote at the meeting of shareholders.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, or, if no specification is made, according to the recommendations of the Board of Directors in this Proxy Statement. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by a writing delivered to the Fund. This revocation must show the shareholder's name and account number and must be received prior to the voting at the meeting to be effective. In addition, a shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any proxy previously given. The Fund had 79,779,850 shares of capital stock outstanding as of January 31, 2004.

      Proxy materials will be mailed to shareholders of record on or about February 24, 2004. Copies of the Fund's most recent Annual and/or Semi-Annual report may be obtained from the Fund at no charge by writing or telephoning the Fund at its principal executive offices at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, CA 90210, (800) 776-5033.

PRINCIPAL SHAREHOLDERS OF SECURITIES

 The following is information about persons known to the Fund to be record owners of five percent or more of the outstanding shares of the capital stock of the Fund as of January 31, 2004:

Name and Address	Number of Shares Owned of Record	Percent of Class
National Financial Services Corporation (1) For the Exclusive Benefit of Our Customers PO Box 3908 Church St Station New York, NY 10008-3908	20,440,263	25.6%
Charles Schwab & Co. Inc. (2) Attention: Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104	17,164,753	21.5%
Fidelity Investments Institutional (3) Operations Co (FIIOC) As Agent for Certain Emp Ben Plans 100 Magellan Way #KW1C Covington, KY 41015-1999	8,270,450	10.4%
Donaldson, Lufkin & Jenrette (4) Pershing Division One Pershing Plaza Jersey City, NJ 07399-0002	4,366,992	5.5%

  National Financial Services Corporation is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any of the individual accounts.

  Charles Schwab & Co. Inc. is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any of the individual accounts.

  Fidelity Investments Institutional Operations Co is the trustee for several company sponsored retirement plans; the Fund is not aware of the size or identity of these plans.

  Donaldson, Lufkin & Jenrette is the nominee account for many individual shareholder accounts; the Fund is not aware of the size or identity of any of the individual accounts.

PROPOSAL 1. ELECTION OF BOARD OF DIRECTORS

      As indicated below under "Information Regarding the Directors and Officers," the Board of Directors of the Fund is currently comprised of four members. It is proposed that the Board of four (4) directors be re-elected, with each director to hold office indefinitely or until the next annual meeting of shareholders and until his or her successor is elected and qualified. It is the intention of the proxy holders named in the accompanying form of proxy to vote each such proxy for the election of the persons listed below unless, with respect to a particular proxy, the shareholders giving such proxy specifically indicates in the proxy the shareholder's desire to withhold authority to vote for such persons. Unless otherwise specified, proxy holders (or their substitutes) may cast an equal number of votes for each nominee for director or accumulate such votes and distribute them among the nominees at the discretion of said proxy holders. The Board of Directors does not contemplate that any nominee will be unable to serve as a director for any reason, but if that should occur prior to the meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

      Each nominee who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940 (the " '40 Act"), is indicated by an asterisk. Mr. Gipson is deemed an "interested person" of the Fund because he is an officer of Pacific Financial Research, Inc. ("PFR" or the "Investment Adviser") and is an officer of the Fund. The Investment Adviser also acts as the Fund's administrator and is located at 9601 Wilshire Blvd., Suite 800, Beverly Hills, CA 90210. Each person listed in the table (page 5) for the position of Director has consented to being named in this Proxy Statement and has indicated a willingness to serve if elected. Also listed are those persons who have been chosen to become an officer and have consented to continue to act in that capacity.

 Notes to the chart on opposite page:

  Of the 195,968 shares attributed to Mr. Gipson, 90,177 shares are held in an IRA account and 5,460 are held by Mrs. Gipson in an IRA.

  The 31,437 shares attributed to Mr. Booth are held individually by him.

  The 25,090 shares attributed to Mr. Williamson are held individually by him in an IRA.

  Of the 12,440 shares attributed to Professor McNamee, 12,046 are held individually by him, 394 are held by Mrs. McNamee, 243 of which are held in an IRA.

  Of the 35,170 shares attributed to Mr. Sandler, 24,682 are held in an IRA, 1,274 are held by Mrs. Sandler in an IRA and 9,213 shares are held as a custodian.

   Of the 9,983 shares attributed to Michael Kromm, 7,624 are held in an IRA, 313 are held by Mrs. Kromm in an IRA and 2,045 shares are held as a custodian.

      None of the Directors who are not "interested persons"of the Fund own shares of the Investment Adviser or its parent company, Old Mutual (US) Holdings, Inc.

Information Regarding The Directors and Officers
(1)	(2)	(3)	(4)	(5)	(6)	(7)
Name, Address, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director	Value of Shares of Capital Stock of the Fund beneficially owned directly or indirectly as of January 31, 2004

James H. Gipson* 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (61) (* interested party)	President, Chairman of the Board, and Director	One year and from inception of the Fund to the present.	President, Chairman of the Board, and Portfolio Manager, PFR	One	None	Over $100,000 (1) Less than 1%

F. Otis Booth, Jr. 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (80)	Director (independent)	One year and from inception of the Fund to the present.	Private investor	One	None	Over $100,000 (2) Less than 1%

Norman B. Williamson 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (72)	Director (independent)	One year and from inception of the Fund to the present.	Private investor	One	None	Over $100,000 (3) Less than 1%

Lawrence P. McNamee 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (69)	Director (independent)	One year and from inception of the Fund to the present.	Retired educator	One	None	Over $100,000 (4) Less than 1%

Michael C. Sandler 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (49)	Vice President	One year and from inception of the Fund to the present.	Vice President, Director, and Portfolio Manager, PFR	One	None	Over $100,000 (5) Less than 1%

Michael Kromm 9601 Wilshire Blvd. #800 Beverly Hills, CA 90210 (58)	Secretary/ Treasurer/ Compliance Officer	One year and from 1991 to the present.	Operations Manager, Compliance Officer, PFR	One	None	Over $100,000 (6) Less than 1%

     While the Investment Adviser of the Fund acts as a sub-adviser to two other funds, the PBHG Clipper Focus Fund, a member of the PBHG Funds and the Counsel Focus Value Portfolio and acts as a co-sub-adviser to the Preferred Large Cap Value Fund, a member of the Preferred Group of Mutual Funds, none of the above listed Officers nor Directors of the Clipper Fund own beneficially any outstanding shares of capital stock of these Funds. None of the Directors or Officers of the Fund holds a similar position with these other funds or any other fund.

     The Fund's Board of Directors has a standing Audit Committee comprised of F. Otis Booth, Jr., Norman B. Williamson and Lawrence P. McNamee, the Directors who are not "interested persons"of the Fund. The Audit Committee recommends the appointment of the Fund's independent accountants to the Board of Directors, recommends the approval of the Fund's engagement letter with the independent accountants, and reviews the Fund's financial statements. The Audit Committee has reviewed and discussed the audited financial statements with Fund management, received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has reviewed the independent status of the accountants. Based on the Audit Committee's review and discussions with Fund management and the independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's Annual Report.
     The Board of Directors and the Audit Committee each met four times in the last fiscal year. Each of the Directors attended all of the Board and Audit Committee Meetings, as well as the Annual Shareholder Meeting.

     The Fund has no standing nominating committee because of the long tenure of the current Directors and because the majority of the members of the Board of Directors are not "interested persons" of the Fund. Vacancies in the Board of Directors may be filled by a majority of the remaining Directors. Since it is expected that all Directors would participate in the search for a director nominee in the event of a vacancy, no standing nominating committee is considered necessary.

      The Board of Directors is generally responsible for the nomination of persons for election to the Board. However, those members of the Board of Directors who are not "interested persons" of the Fund within the meaning of the '40 Act are responsible for the nomination of other persons who are not "interested persons" of the Fund for election to the Board of Directors. In the event of a vacancy, the Board of Directors will consider director nominees that are recommended by shareholders of the Fund. Such recommendations should be submitted to the Secretary of the Fund, who will forward the recommendation to the Board of Directors for consideration.

      When evaluating a person for nomination for election to the Board, the qualifications and skills considered by the Board of Directors will include:
  whether or not the person will qualify as a director who is not an "interested person" of the Fund, and whether the person is qualified under applicable laws and regulations to serve as a director of the Fund;
  whether or not the person is willing to serve as a director, and willing to commit the time necessary for the performance of the duties of a director;
  the contribution that the person can make to the Board of Directors, with consideration being given to the person's business experience, education and such other factors as the Board of Directors may consider relevant;
  the character and integrity of the person; and
  the personality traits of the person, including independence, leadership and the ability to work effectively with the other members of the Board of Directors.

The Board of Directors will request and consider such information as it deems necessary in the evaluation of persons for nomination for election to the Board of Directors.

For information regarding the Fund's shareholder communication process to the Board of Directors, visit the Fund's internet website at www.clipperfund.com and click on "Shareholder Communications with the Board of Directors."

 COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      Officers and Directors of the Fund who are also officers, directors, shareholders, employees or otherwise "interested persons" of the Investment Adviser receive no compensation from the Fund. Each other Director receives annual fee of $5,000 from the Fund. During the Fund's last fiscal year, the three Directors who were not "interested persons" of the Fund or the Investment Adviser received combined fees and no expenses totaling $15,000.

Compensation Table:
Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors
James H. Gipson, President & Chairman of the Board / Director (Interested Party)	$ -0-	$ -0-	$ -0-	$ -0-
F. Otis Booth, Jr., Director (Independent)	$ 5,000	$ -0-	$ -0-	$ 5,000
Norman B. Williamson, Director (Independent)	$ 5,000	$ -0-	$ -0-	$ 5,000
Lawrence P. McNamee, Director (Independent)	$ 5,000	$ -0-	$ -0-	$ 5,000
Michael C. Sandler, Vice President	$ -0-	$ -0-	$ -0-	$ -0-
Michael Kromm, Secretary/Treasurer/ Compliance Officer	$ -0-	$ -0-	$ -0-	$ -0-

RECOMMENDATION AND REQUIRED VOTE

 THE BOARD OF DIRECTORS, INCLUDING ALL "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ELECTION OF THE NOMINEES AS DIRECTORS OF THE FUND.

      In the election of Directors, the nominees receiving the highest number of votes, up to the number of directors to be elected, will be elected Directors.

 OTHER MATTERS

      The Board of Directors is not aware of any other matters which may come before the meeting. However, should any such matters properly come before the meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters. Votes withheld from any nominee for Director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no other legal effect in the election of directors under California law. Abstentions and broker non-votes will also be counted for purposes of determining the presence or absence of a quorum for the transaction of business.
     The Fund will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally by telephone. Or the Fund may pay persons holding shares of the Fund in their names (or those of their nominees) for their expenses in sending soliciting material to their principals.

      Proposals of shareholders intended to be presented at the next annual meeting of the Fund must be received by the Fund for inclusion in the Fund's proxy statement relating to that meeting at the principal executive offices of the Fund at 9601 Wilshire Boulevard, Suite 800, Beverly Hills, California 90210, not later than December 31, 2004.

 NOTICE TO BANKS, BROKERS/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

      Please advise the Fund, in care of Boston Financial Data Services, Inc., P.O. Box 5229, Kansas City, Missouri 64120, whether other persons are the beneficial owners of the shares for which proxies are being solicited from you and, if so, the number of copies of the Proxy Statement, other soliciting material and Annual Report you wish to receive in order to supply copies to the beneficial owners of shares. The Fund, as an issuer dealer, acts as its own principal underwriter.

INDEPENDENT ACCOUNTANTS

     Upon recommendation by its Audit Committee, the Board of Directors selected PricewaterhouseCoopers LLP ("PwC") as independent accountants to audit and certify the Fund's financial statements. Representatives of PwC will be present at the Annual Meeting and will be given the opportunity to make a statement and answer questions if they so choose.

      Audit Fees: For the Fund's 2002 and 2003 fiscal years, aggregate fees billed by PwC for the audit of the Fund's annual financial statements and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years were $29,200 and $29,500, respectively. In the fiscal years 2002 and 2003, PwC provided no audit-related tax or other related services to the Fund.

      The Fund's Audit Committee Charter requires pre-approval by the Audit Committee of all audit and permissible non-audit services to be provided to the Fund by PwC, including fees. For the 2002 and 2003 fiscal years, the Investment Adviser paid PwC $13,000 and $15,000, respectively, for AIMR-PPS® performance verification. The Audit Committee of the Fund's Board of Directors considered these non-audit services provided to the Investment Adviser and determined that they were compatible with maintaining PwC's independence when providing services to the Fund.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

     ALL SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY BALLOT IN THE ENCLOSED STAMPED ENVELOPE. IF YOU PLAN TO ATTEND THE MEETING, YOU MAY CHANGE YOUR VOTE, IF DESIRED, AT THAT TIME.

FEBRUARY 24, 2004